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                                            MOUNTAIN FUEL SUPPLY COMPANY


                                                         TO


                                                   CITIBANK, N.A.,

                                                             Trustee


                                             ----------------------------




                                                      INDENTURE


                                               Dated as of May 1, 1992



                                             ----------------------------




                                                   DEBT SECURITIES



===============================================================================


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
                                            MOUNTAIN FUEL SUPPLY COMPANY
                                Reconciliation and tie between Trust Indenture Act of
                                     1939 and Indenture, dated as of May 1, 1992

                  Trust Indenture
                    Act Section                                          Indenture Section
                Section 310(a)      ..................................... 606(d)
                                                                          609
                                                                          610
                           (b)     ..................................     603
                                                                          606(d)
               Section 311 (a)      ..................................... 603
                           (b)     ..................................     703
               Section 312 (a)      ..................................... 701
                                                                          702
                           (b)     ..................................     702
                           (c)      .................................     702
               Section 313 (a)      ..................................... 703
                           (b)     ..................................     703
                           (c)      .................................     703
                                                                          704
                           (d)     ..................................     703
                Section 314(a)      ..................................... 704
                           (b)     ..................................     Not Applicable
                           (c)(1) ...................................     102
                           (c)(2) ...................................     102
                           (c)(3) ...................................     Not Applicable
                           (d)      .................................     Not Applicable
                           (e)      .................................     101
                                                                          102
                                                                          203
                Section 315(a)      ..................................... 601(a)
                           (b)     ..................................     703
                           (c)      .................................     601
                           (d)     ..................................     601(a)
                           (d)(1) ...................................     601(a)
                           (d)(2) ...................................     601(c)
                           (d)(3) ...................................     601(e)
                           (e)      .................................     Not Applicable
                Section 316(a)(1)(A) .................................... 512
                           (a)(1)(B) ................................     513
                           (a)(2) ...................................     Not Applicable
                           (b)   ..................................       508
                Section 317(a)(1) ....................................... 503
                           (a)(2) ...................................     504
                           (b)    .................................       1003
                Section 318       ...................................     107

                  NOTE:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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
                                                  TABLE OF CONTENTS
                                                                                                               Page
         PARTIES..................................................................................................1

         RECITALS OF THE COMPANY..................................................................................1

ARTICLE ONE                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................2
         SECTION 101.      Definitions:...........................................................................2

                                    Act...........................................................................2
                                    Additional Amounts............................................................2
                                    Affiliate; control............................................................3
                                    Attributable Debt.............................................................3
                                    Authenticating Agent..........................................................3
                                    Authorized Newspaper..........................................................3
                                    Bearer Security...............................................................3
                                    Board of Directors............................................................3
                                    Board Resolution..............................................................3
                                    Book-Entry Security...........................................................3
                                    Business Day..................................................................4
                                    Commission....................................................................4
                                    Company.......................................................................4
                                    Company Request; Company Order................................................4
                                    Consolidated Capitalization...................................................4
                                    Consolidated Funded Debt......................................................4
                                    Corporate Trust Office........................................................4
                                    Corporation...................................................................5
                                    Coupon........................................................................5
                                    Currency; Money...............................................................5
                                    Currency Indexed Note.........................................................5
                                    Defaulted Interest............................................................5
                                    Depositary; U.S. Depositary...................................................5
                                    Dollar........................................................................5
                                    ECU...........................................................................5
                                    Event of Default..............................................................5
                                    Foreign Currency..............................................................5
                                    Funded Debt...................................................................5
                                    GAAP..........................................................................6
                                    Government Obligations........................................................6
                                    Holder........................................................................6
                                    Indebtedness..................................................................6
                                    Indenture.....................................................................7

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
                                    Independent Public Accountants................................................8
                                    Indexed Security..............................................................8
                                    Interest......................................................................8
                                    Interest Payment Date.........................................................8
                                    Legal Holiday.................................................................8
                                    Maturity......................................................................8
                                    New York Business Day.........................................................8
                                    Office; Agency................................................................8
                                    Officers' Certificate.........................................................8
                                    Opinion of Counsel............................................................9
                                    Original Issue Discount Security..............................................9
                                    Outstanding...................................................................9
                                    Paying Agent.................................................................10
                                    Person.......................................................................10
                                    Place of Payment.............................................................10
                                    Predecessor Security.........................................................10
                                    Redemption Date..............................................................10
                                    Redemption Price.............................................................10
                                    Registered Security..........................................................10
                                    Regular Record Date..........................................................11
                                    Required Currency............................................................11
                                    Responsible Officer..........................................................11
                                    Sale and Leaseback Transaction...............................................11
                                    Security; Securities.........................................................11
                                    Security Register and Security Registrar.....................................11
                                    Special Record Date..........................................................11
                                    Stated Maturity..............................................................11
                                    Subsidiary...................................................................11
                                    Trustee......................................................................11
                                    Trust Indenture Act..........................................................11
                                    United States................................................................12
                                    United States Alien..........................................................12
                                    Vice President...............................................................12
                                    Voting Stock.................................................................12
         SECTION 102.      Compliance Certificates and Opinions..................................................12
         SECTION 103.      Form of Documents Delivered to Trustee................................................12
         SECTION 104.      Acts of Holders.......................................................................13
         SECTION 105.      Notices, Etc., to Trustee and Company.................................................16
         SECTION 106.      Notice to Holders of Securities; Waiver...............................................16
         SECTION 107.      Conflict with Trust Indenture Act.....................................................17
         SECTION 108.      Effect of Headings and Table of Contents..............................................17
         SECTION 109.      Successors and Assigns................................................................17

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
         SECTION 110.      Separability Clause...................................................................17
         SECTION 111.      Benefits of Indenture.................................................................17
         SECTION 112.      Governing Law.........................................................................17
         SECTION 113.      Moneys of Different Currencies to be Segregated.......................................18
         SECTION 114.      Payment to be in Proper Currency......................................................18
         SECTION 115.      Language of Notices...................................................................18
         SECTION 116.      Legal Holidays........................................................................18

ARTICLE TWO                SECURITY FORMS........................................................................19
         SECTION 201.      Forms Generally.......................................................................19
         SECTION 202.      Form of Trustee's Certificate of Authentication.......................................19
         SECTION 203.      Securities in Global Form.............................................................20

ARTICLE THREE              THE SECURITIES........................................................................20
         SECTION 301.      Amount Unlimited; Issuable in Series..................................................20
         SECTION 302.      Currency; Denominations...............................................................24
         SECTION 303.      Execution, Authentication, Delivery and Dating........................................24
         SECTION 304.      Temporary Securities..................................................................26
         SECTION 305.      Registration, Registration of Transfer and Exchange...................................27
         SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities......................................31
         SECTION 307.      Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain
                                    Additional Amounts Preserved.................................................32
         SECTION 308.      Persons Deemed Owners.................................................................34
         SECTION 309.      Cancellation..........................................................................34
         SECTION 310.      Computation of Interest...............................................................35

ARTICLE FOUR               SATISFACTION, DISCHARGE AND DEFEASANCE................................................35
         SECTION 401.      Satisfaction and Discharge of Indenture...............................................35
         SECTION 402.      Application of Trust Money............................................................36
         SECTION 403.      Satisfaction, Discharge and Defeasance of Securities of
                           Any Series............................................................................37

ARTICLE FIVE               REMEDIES..............................................................................40
         SECTION 501.      Events of Default.....................................................................40
         SECTION 502.      Acceleration of Maturity; Rescission and Annulment....................................41
         SECTION 503.      Collection of Indebtedness and Suits for Enforcement by
                           Trustee...............................................................................42
         SECTION 504.      Trustee May File Proofs of Claim......................................................43
         SECTION 505.      Trustee may Enforce Claims Without Possession
                           of Securities or Coupons..............................................................44
         SECTION 506.      Application of Money Collected........................................................44
         SECTION 507.      Limitation on Suits...................................................................45

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
         SECTION 508.      Unconditional Right of Holders to Receive Principal and any Premium, Interest and
                                    Additional Amounts...........................................................45
         SECTION 509.      Restoration of Rights and Remedies....................................................46
         SECTION 510.      Rights and Remedies Cumulative........................................................46
         SECTION 511.      Delay or Omission Not Waiver..........................................................46
         SECTION 512.      Control by Holders....................................................................46
         SECTION 513.      Waiver of Past Defaults...............................................................47
         SECTION 514.      Waiver of Stay or Extension Laws......................................................47
         SECTION 515.      Judgment Currency.....................................................................47

ARTICLE SIX                THE TRUSTEE...........................................................................48
         SECTION 601.      Certain Rights of Trustee.............................................................48
         SECTION 602.      Not Responsible for Recitals or Issuance of Securities................................49
         SECTION 603.      May Hold Securities...................................................................50
         SECTION 604.      Money Held in Trust...................................................................50
         SECTION 605.      Compensation and Reimbursement........................................................50
         SECTION 606.      Resignation and Removal; Appointment of Successor.....................................51
         SECTION 607.      Acceptance of Appointment by Successor................................................52
         SECTION 608.      Merger, Conversion, Consolidation or Succession to
                           Business..............................................................................53
         SECTION 609.      Corporate Trustee Required; Eligibility...............................................54
         SECTION 610.      Appointment of Authenticating Agent...................................................54
         SECTION 611.      Notice of Defaults....................................................................56

ARTICLE SEVEN              HOLDERS' LISTS AND REPORTS BY TRUSTEE
                           AND COMPANY...........................................................................56
         SECTION 701.      Company to Furnish Trustee Names and Addresses of
                           Holders...............................................................................56
         SECTION 702.      Preservation of Information; Communications to Holders................................57
         SECTION 703.      Reports by Trustee....................................................................57
         SECTION 704.      Reports by Company....................................................................57

ARTICLE EIGHT              CONSOLIDATION, MERGER OR SALE.........................................................58
         SECTION 801.      Consolidation, Merger or Sale.........................................................58
         SECTION 802.      Successor Corporation Substituted.....................................................59

ARTICLE NINE               SUPPLEMENTAL INDENTURES...............................................................59
         SECTION 901.      Supplemental Indentures Without Consent of Holders....................................59
         SECTION 902.      Supplemental Indentures with Consent of Holders.......................................61
         SECTION 903.      Execution of Supplemental Indentures..................................................62
         SECTION 904.      Effect of Supplemental Indentures.....................................................62
         SECTION 905.      Conformity with Trust Indenture Act...................................................63

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
         SECTION 906.      Reference in Securities to Supplemental Indentures....................................63

ARTICLE TEN                COVENANTS.............................................................................63
         SECTION 1001.     Payment of Principal, Premium and Interest and Additional Amounts.....................63
         SECTION 1002.     Maintenance of Office or Agency.......................................................63
         SECTION 1003.     Money for Securities Payments to Be Held in Trust.....................................65
         SECTION 1004.     Additional Amounts....................................................................66
         SECTION 1005.     Corporate Existence...................................................................67
         SECTION 1006.     Limitation on Liens...................................................................67
         SECTION 1007.     Waiver of Covenant....................................................................71
         SECTION 1008.     Statements as to Compliance; Notice of Certain Defaults...............................71

ARTICLE ELEVEN             REDEMPTION OF SECURITIES..............................................................72
         SECTION 1101.     Applicability of Article..............................................................72
         SECTION 1102.     Election to Redeem; Notice to Trustee.................................................72
         SECTION 1103.     Selection by Trustee of Securities to be Redeemed.....................................72
         SECTION 1104.     Notice of Redemption..................................................................73
         SECTION 1105.     Deposit of Redemption Price...........................................................74
         SECTION 1106.     Securities Payable on Redemption Date.................................................74
         SECTION 1107.     Securities Redeemed in Part...........................................................75

ARTICLE TWELVE             SINKING FUNDS.........................................................................75
         SECTION 1201.     Applicability of Article..............................................................75
         SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities.................................75
         SECTION 1203.     Redemption of Securities for Sinking Fund.............................................76

ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS..............................................................76
         SECTION 1301.     Applicability of Article..............................................................76

ARTICLE FOURTEEN SECURITIES IN FOREIGN CURRENCIES................................................................77
         SECTION 1401.     Applicability of Article..............................................................77

ARTICLE FIFTEEN            MEETINGS OF HOLDERS OF SECURITIES.....................................................77
         SECTION 1501.     Purposes for Which Meetings May be Called.............................................77
         SECTION 1502.     Call, Notice and Place of Meetings....................................................77
         SECTION 1503.     Persons Entitled to Vote at Meetings..................................................78
         SECTION 1504.     Quorum; Action........................................................................78
         SECTION 1505.     Determination of Voting Rights; Conduct and Adjournment of Meetings...................79
         SECTION 1506.     Counting Votes and Recording Action of Meetings.......................................80



                  INDENTURE, dated as of May 1, 1992 (the "Indenture"), between MOUNTAIN FUEL SUPPLY COMPANY, a corporation duly organized and existing under the laws of the State of Utah (herein called "Company"), having its principal office at 180 East First South Street, Salt Lake City, Utah 84111, and CITIBANK, N.A., a national banking association duly incorporated and existing under the laws of the United States of America (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

                  The Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  This Indenture is subject to the provisions of the Trust Indenture Act of' 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders (as herein defined) of the Securities or of any series thereof and any Coupons (as herein defined), as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.        DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1)the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2)all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3)all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as to any computation required or permitted pursuant to, and relating to any covenant of the Company contained in, any indenture supplemental hereto relating to any series of Securities, which such computation (unless otherwise provided in such supplemental indenture) shall be made in accordance with generally accepted accounting principles as are generally accepted at the date of such supplemental indenture, or except as otherwise herein or in any indenture supplemental hereto expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                (4)the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                (5)the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

                 Certain terms, used principally in Article Six, are defined in that Article.

                 "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

                  "Affiliate" of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" means, as of the date of determination, the present value of net rent for the remaining term of a capital lease, determined in accordance with GAAP, which is part of a Sale and Leaseback Transaction, including any periods for which the lessee has the right to renew or extend the lease. For purposes of the foregoing, "net rent" means the sum of capitalized rental payments required to be paid by the lessee, other than amounts required to be paid by the lessee for maintenance, repairs, insurance, taxes, assessments, energy, fuel, utilities and similar charges. In the case of a capital lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered to be required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 610 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                  "Bearer Security" means any Security in the form of bearer securities established pursuant to Section 201 which is payable to bearer and is not a Registered Security.

                  "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means a security evidencing all or part of a series of Securities, issued to the Depositary for such series of Securities in accordance with Section 303, and bearing the legend prescribed in
Section 303.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor under the Securities.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Capitalization" means, without duplication, the sum of (a) the principal amount of Consolidated Funded Debt of the Company and its Subsidiaries at the time outstanding, (b) the total capital represented by the capital stock of the Company and its Subsidiaries at the time outstanding, based, in the case of stock having par value, upon its par value, and in the case of stock having no par value, upon the value stated on the books of the Company, (c) the total amount of (or less the amount of any deficit in) retained earnings and paid-in capital of the Company and its Subsidiaries, (d) reserves for deferred federal and state income taxes arising from timing differences, and
(e) Attributable Debt, all as shown on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP; PROVIDED that in determining the consolidated retained earnings and paid-in capital of the Company and its Subsidiaries no effect shall be given to any unrealized write-up or write-down in the value of assets or any amortization thereof, except for accumulated provisions for depreciation, depletion, amortization and property retirement which shall have been created by charges made by the Company or any of its Subsidiaries on its books.

                  "Consolidated Funded Debt" means the Funded Debt of the Company and its Subsidiaries, consolidated in accordance with GAAP.


                  "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture, as to the Trustee, is 120 Wall Street, New York, New York 10043, Attention: Corporate Trust Administration; except that with respect to the presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee in said Borough at which at any particular time its corporate agency business shall be conducted, which office at the date of initial execution of this indenture, as to the Trustee, is 111 Wall Street, New York, New York 10005, Attention: Corporate Trust Services.

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "Coupon" means any interest coupon appertaining to any Security.

                  "Currency" or "Money", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof, means Dollars.

                  "Currency Indexed Note" means any Security with the amount of principal payments determined by reference to an index Currency.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" or "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, including Book-Entry Securities, the Person designated as Depositary or "U.S. Depositary" by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person "Depositary" shall be a collective reference to such Persons. "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

                  "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                  "Event of Default" has the meaning specified in Section 501.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

                  "Funded Debt" means all Indebtedness that will mature, pursuant to a mandatory sinking fund or prepayment provision or otherwise, and all installments of Indebtedness that will fall due, more than one year from the date of determination. In calculating the maturity of any Indebtedness, there shall be included the term of any unexercised right of the debtor to renew or extend such Indebtedness existing at the time of determination.

                  "GAAP" means generally accepted accounting principles in the United States, as in effect on the date on which the determination is to be made under the Indenture.

                  "Government Obligations", with respect to any Security, means
(i) direct obligations of the government or governments which issued the Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government or governments, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

                  "Holder" means, with respect to a Registered Security, the Person in whose name a Security is registered in the Security Register and, with respect to a Bearer Security (or any temporary Global Security), and/or Coupons, the bearer thereof.

                  "Indebtedness" means all items of indebtedness for borrowed money (other than unamortized debt discount and premium) which would be included in determining total liabilities as shown on the liability side of a balance sheet prepared in accordance with GAAP as of the date as of which Indebtedness is to be determined, and shall include indebtedness for borrowed money (other than unamortized debt discount and premium) with respect to which the Company or any Subsidiary customarily pays interest secured by any mortgage, pledge or other lien or encumbrance of or upon, or any security interest in, any properties or assets owned by the Company or any Subsidiary, whether or not the Indebtedness secured thereby shall have been assumed, and shall also include guarantees of Indebtedness of others; PROVIDED that in determining Indebtedness of the Company or any Subsidiary there shall be included the aggregate liquidation preference of all outstanding securities of any Subsidiary senior to its Common Stock that are not owned by the Company or a Subsidiary; and PROVIDED, FURTHER, that Indebtedness of any Person shall not include the following:

         (a) any indebtedness evidence of which is held in treasury (but the subsequent resale of such indebtedness shall be deemed to constitute the creation thereof); or

         (b) any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository (or set aside and segregated, if permitted by the instrument creating such indebtedness), in trust, money (or evidence of such indebtedness as permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness; or

         (c) any indebtedness incurred to finance oil, natural gas, hydrocarbon, inert gas or other mineral exploration or development to the extent that the issuer thereof has outstanding advances to finance oil, natural gas, hydrocarbon, inert gas or other mineral exploration or development, but only to the extent such advances are not in default; or

         (d) any indebtedness incurred without recourse to the Company or any Subsidiary; or

         (e) any indebtedness incurred to finance advance payments for gas (pursuant to take-or-pay provisions or otherwise), but only to the extent that such advance payments are pursuant to gas purchase contracts entered into in the normal course of business; or

         (f) any amount (whether or not included in determining total liabilities as shown on the liability side of a balance sheet prepared in accordance with GAAP) representing capitalized rent under any lease; or

         (g) any indirect guarantees or other contingent obligations in respect of indebtedness of other Persons, including agreements, contingent or otherwise, with such other Persons or with third parties with respect to, or to permit or assure the payment of, obligations of such other Persons, including, without limitation, agreements to purchase or repurchase obligations of such other Persons, to advance or supply funds to, or to invest in, such other Persons, or to pay for property, products or services of such other Persons (whether or not conveyed, delivered or rendered); demand charge contracts, through-put, take-or-pay, keep-well, make-whole or maintenance of working capital or similar agreements; or guarantees with respect to rental or similar periodic payments to be made by such other Persons.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established as contemplated by Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof) PROVIDED, HOWEVER, that, if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Legal Holiday", with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are authorized or obligated to be closed.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise and includes any Redemption Date.

                  "New York Business Day" means each weekday which is not a day on which banking institutions in New York City are authorized or obligated by law to close.

                  "Office or Agency", with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.


                  "Officers' Certificate" means a certificate signed (i) by the Chairman of the Board, the President or a Vice President, and (ii) by the Controller, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that complies with the requirements of
Section 314(e) of the Trust Indenture Act.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

         (ii) Securities theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

         (iii) Securities for whose payment or redemption (a) Money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) U.S. Government Obligations or Foreign Government Securities as contemplated by Section 403 in the necessary amount have been theretofore deposited with the Trustee in trust for the Holders of such Securities in accordance with Section 403; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee has been made;

         (iv) any such Security with respect to which the Company has effected defeasance pursuant to Section 403 hereof; and

         (v) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of any Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 502, the principal amount of a Security denominated other than in Dollars shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such Foreign Currency or such currency unit as determined by the Company or by an authorized exchange rate agent, the principal amount of any indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person, which may be the Company, authorized by the Company to pay the principal of (and premium, if any) or interest on, or any Additional Amounts with respect to any Securities or any Coupon on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on, or any Additional Amounts with respect to, the Securities of that series are payable as specified and contemplated by Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

                  "Redemption Date", when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "Required Currency" has the meaning specified in Section 114.

                  "Responsible Officer", when used with respect to the Trustee, means an officer of the Corporate Trust Department of the Trustee engaged in the administration of corporate trust matters.

                  "Sale and Leaseback Transaction" means an arrangement in which the Company or a Subsidiary sells any of its property which was placed into service more than 120 days prior to such sale to a Person and leases it back from that Person within 180 days of the sale.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is or such Additional Amounts are due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Person, and as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that Series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument 'was executed, except as provided in Section 905.

                  "United States", except as otherwise provided herein or in any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                  "United States Alien", except as otherwise provided in or pursuant to this Indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

                  "Voting Stock" means stock of the class or classes of any corporation having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) provided that, for the Purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

SECTION 102.        COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such Officer's Certificate and Opinion of Counsel shall comply with Section 314(e) of the Trust Indenture Act.

SECTION 103.        FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

SECTION 104.        ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive In favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

                  Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depositary that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global

Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depositary's standing instructions and customary practices.

                  The Trustee or the Company shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depositary entitled under the procedures of such U.S. Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such Depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding.

         (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of termination of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

         (e) The ownership of Registered Securities shall be proved by the Security Register.

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (g) Whenever for purposes of any Act to be taken hereunder by the Holders of a series of Securities denominated in a Foreign Currency (or any currency unit), the principal amount of Securities is required to be determined, the aggregate principal amount of such Securities shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such Foreign Currency or such currency unit as determined by the Company or by an authorized exchange rate agent and evidenced to the Trustee by an Officers' Certificate as of the date taking of such Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An exchange rate agent may be authorized in advance or from time to time by the Company, and maybe the Trustee or its Affiliate. Any such determination by the Company or by any such exchange rate agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such exchange rate agent shall be liable therefor in the absence of bad faith.

         (h) If the Company shall solicit from the Holders of any Registered Securities, any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 105.        NOTICES, ETC., TO TRUSTEE AND COMPANY.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.        NOTICE TO HOLDERS OF SECURITIES; WAIVER.

                  Where this Indenture provides for notice to Holders of Securities of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified in such Securities and, if the Securities of such series are listed on any stock exchange outside the United States, in any place at which such Securities are listed on a securities exchange to the extent that such securities exchange so requires, and mailed to such Persons whose names and addresses as were previously filed with the Trustee, within the time prescribed for giving such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.        CONFLICT WITH TRUST INDENTURE ACT.

                  This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.        EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.        SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.        SEPARABILITY CLAUSE.

                  In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.        BENEFITS OF INDENTURE.

                  Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any paying agent and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.        GOVERNING LAW.

                  This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

SECTION 113.        MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED.

                  The Trustee shall segregate monies, funds, and accounts held by the Trustee hereunder in one currency (or unit thereof) from any monies, funds or accounts in any other currencies (or units thereof), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

SECTION 114.        PAYMENT TO BE IN PROPER CURRENCY.

                  The following provisions of this Section 114 shall apply to the extent permitted by applicable law: In the case of any Security payable in any particular currency or currency unit (the "Required Currency"), except as otherwise provided herein, therein or in or pursuant to the related Board Resolution or supplemental indenture or as contemplated by Section 301, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. if any such tender or recovery is made in other than the Required Currency, the Trustee may, but shall not be obligated to, take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

SECTION 115.        LANGUAGE OF NOTICES.

                  Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

SECTION 116.        LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Stated Maturity or Maturity of any Security shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in this Indenture,

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any Security or Coupon that specifically states that such provision shall apply in lieu of this Section) payment need not be made at such Place of Payment on such date, but may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date or Stated Maturity or Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.        FORMS GENERALLY.

                  The Securities of each series and the Coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and Coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or Coupons, if any, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in Section 202.

                  Unless otherwise provided in or pursuant to this Indenture, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

                  The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

SECTION 202.        FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  Subject to Section 610, the Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                      CITIBANK, N.A.
                                      as Trustee


                                      By
                                        ----------------------------------------
                                                          Authorized Signatory

SECTION 203.        SECURITIES IN GLOBAL FORM.

                  If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel. Any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 314(e) of the Trust Indenture Act.

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.        AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to
Section 304, 305, 306, 309, 403, 906, 1106, 1107 or 1203);

         (3) the date or dates, or the method, if any, by which such date or dates shall be determined, on which the principal (and premium, if any) of the Securities of the series is payable;

         (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method, if any, by which such rate or rates are to be determined, the date or dates from which such interest shall accrue, or the method, if any, by which such date or dates shall be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (5) the Person to whom any interest on any Registered Securities of the series shall be payable if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature;

         (6) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of (and premium, if any) and interest on or any Additional Amounts with respect to the Securities of the series shall be payable;

         (7) whether any of such Securities are to be redeemable at the option of the Company and, if so, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

         (8) the obligation, if any, or option of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in for part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

         (9) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

         (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

         (11) whether Bearer Securities of the series are to be issuable and if so, whether Registered Securities are to be issuable and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

         (12) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

         (13) if Bearer Securities of the series are to be issuable, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange, if any, of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

         (14) the currency of denomination of the Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

         (15) the currency or currencies in which payment of the principal of (and premium, if any) and interest on or any Additional Amounts with respect to the Securities will be made, and the currency or currencies (in addition to Dollars), if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable;

         (16) if the amount of payments of principal of (and premium, if any) or, interest on or any Additional Amounts with respect to the Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Securities are denominated or designated to be payable, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (17) if the payments of principal of (and premium, if any) or the interest on or any Additional Amounts with respect to the Securities of the series are to be made in a Foreign Currency other than the Foreign Currency in which such Securities are denominated, the manner in which the exchange rate with respect to such payments shall be determined;

         (18) any deletions from, modifications of or additions to the Events of Default set forth in section 501 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

         (19) the form of the Securities and Coupons, if any, of the series;

         (20) whether the Securities of such series shall be issued in whole or in part in global form, including Book-Entry Securities, and the Depositary for such global Securities and, if so, (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and (ii) the name of the Depositary or the U.S. Depositary, as the case may be, with respect to any global Security;

         (21) the application, if any, of Section 403;

         (22) if any of such Securities are to be issuable upon the exercise of warrants, this shall be so established and (if established by Board Resolution) so set forth, as well as the time, manner and place for such Securities to be authenticated and delivered;

         (23) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

         (24) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

         (25) any other terms of the series of Securities (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities (including Coupons, if any) of any one series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate or rates of interest, if any, the method or methods, if any, by which such rate or rates are to be determined and Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

                  If any of the terms of the series of Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.        CURRENCY; DENOMINATIONS.

                  Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000, if Registered Securities, in denominations of $5,000, if Bearer Securities, and, in the case of Registered Securities, any integral multiple of the applicable denomination.

SECTION 303.        EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by the signature of its Secretary or one of its Assistant Secretaries or its Treasurer or one of its Assistant Treasurers. The Coupons, if any, shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents attested by its Secretary or any Assistant Secretary or its Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Securities (and Coupons, if any) may be manual or facsimile.

                  Securities (and Coupons, if any) bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities (and Coupons, if any) or did not hold such offices at the date of such Securities (and Coupons, if any).

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities (with or without Coupons) of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the

Trustee shall be entitled to receive, and, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, shall be fully protected in relying upon,

                  (i) an Opinion of Counsel stating to the effect that:

                           (a) the form or forms of such Securities and Coupons,
if any, have been established in conformity with the provisions of this Indenture;

                           (b) the terms of such Securities and Coupons, if any,
have been established in conformity with the provisions of this Indenture;

                           (c) the terms of the Securities and Coupons, if any,
have been established in accordance with the terms of this Indenture and all conditions precedent provided for in the Indenture relating to the Trustee's authentication and delivery of the Securities and Coupons, if any, will have been complied with; and

                           (d) as to such other matters as the Trustee may
reasonably request; and

                  (ii) an Officers' Certificate stating that, all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

                  The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  The Trustee shall not be required to authenticate Securities denominated in a coin or currency (or unit including a coin or currency) other than that of the United States of America if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided that the Trustee, upon a Company Request, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Company to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to
Section 901.

                  If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series.

                  If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such global Security or Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Book-Entry Security or securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) where such Depositary is The Depository Trust Company, shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary" or to such other effect as the Depositary and the Trustee may agree.

                  Each Depositary designated pursuant to Section 301 for a Book-Entry Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee governing their respective duties and rights with regard to Book-Entry Securities.

                  Each Security shall be dated the date of its authentication, except that each Bearer Security, including any Bearer Security in global form, shall be dated as of the date specified or contemplated by Section 301.

                  No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons then matured have been detached and cancelled.

SECTION 304.        TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without Coupons of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and Coupons, if any. Such temporary Securities may be in global form.

                  Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 1002 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED, FURTHER, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in the Board Resolutions relating thereto and such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 301 with respect to the payment of interest on Bearer Securities in temporary form.

SECTION 305.        REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be kept at the corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times. in the event that the Trustee shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section 1002 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

                  At the option of the Holder, Registered Securities of any series (except a Book-Entry Security representing all or a portion of the Securities of such series) may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Registered Securities may not be exchanged for Bearer Securities. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                  At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the issuer receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(20) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver Securities of such series in certificated form in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

                  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series in certificated form and in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

                  If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a global Security of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                                                     (i)      to each Person
                                    specified by such Depositary a new
                                    certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

                                                     (ii)     to such Depositary
                                    a new global security of like tenor in a denomination equal to the difference, if any, between


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


                                    the principal amount of the surrendered
                                    global Security and the aggregate principal amount of certificated Securities delivered to Holders thereof.

                  In any exchange provided for in any of the preceding three paragraphs, the Company shall execute and the Trustee shall authenticate and deliver Securities in certificated form in authorized denominations.

                  Upon the exchange of a global Security for Securities in certificated form, such global Security shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities issued in exchange for a Book-Entry Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Book-Entry Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                  Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series for a period of 15 days before the selection of any Securities of that series for redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, PROVIDED that such Registered Security shall be simultaneously surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 306.        MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                  If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Security with a destroyed, lost or stolen Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the destroyed, lost or stolen Security.

                  Notwithstanding the foregoing provisions of this Section 306, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; provided, however, that payment of principal of and any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section l002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any, duly issued hereunder.

                  The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

SECTION 307. PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS; RIGHTS TO INTEREST AND CERTAIN ADDITIONAL AMOUNTS PRESERVED.

                  Unless otherwise provided as contemplated by Section 301, interest on and any Additional Amounts with respect to any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided in or Pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business (at an Office or Agency for such Security) on any Regular Record Date therefor and before the opening of business (at such Office or Agency) on the next succeeding Interest Payment Date therefore, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  Any interest on and any Additional Amounts with respect to any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such Money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as is provided in this Clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such Series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the company, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted
Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  At the option of the Company, interest on Registered Securities of any series that bear interest may be paid (i) by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the person entitled thereto as specified in the applicable Security Register.

                  Notwithstanding the above, except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, a Holder of $10,000,000 or more in aggregate principal amount of Securities of the same series having the same Interest Payment Date shall, upon written request received by the Trustee prior to the Regular Record Date in respect of an interest payment, or the date which is 15 days before the Stated Maturity or date of redemption of the principal of (and premium, if any, on) the Securities, as the case may be, be entitled to receive payments of principal of (and premium, if any) and interest by wire transfer to an account maintained by such Holder with a bank located in the United States; PROVIDED, HOWEVER, that no payment of principal (and premium, if any) will be made without prior presentment and surrender of the Securities.

                  Subject to the foregoing provisions of this Section, each Security or Coupon, if any, delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security or Coupon, if any, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security or Coupon.

SECTION 308.        PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on, and any Additional Amounts with respect to, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any global Security held on its behalf by the Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Bearer Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any global Security held on its behalf by the Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

SECTION 309.        CANCELLATION.

                  All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities and Coupons so delivered shall be promptly cancelled by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by a Company Order the Company directs their return to it, and a certificate evidencing such destruction shall be delivered to the Company.

SECTION 310.        COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                     SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 401.        SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series and replacement of lost, stolen or mutilated Securities of such series herein expressly provided for) and any Coupons appertaining thereto, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

(1)      either

                           (A) all Securities of such series theretofore
                  authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305, (ii) Securities of such series and Coupons which have been destroyed, lost or stolen and in which have been replaced or paid as provided Section 306, (iii) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 1106 and (iv) Securities of such series and Coupons for whose payment Money has theretofore been deposited in trust or segregated and held in trust by the

                  Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities and Coupons of such series
                  not theretofore delivered to the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
         Stated Maturity within one year, or

                                    (iii) if redeemable at the option of the
         Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest on, and any Additional Amounts with respect to such Securities and Coupons to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 605 and, if Money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

SECTION 402.        APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 1003, all Money and Government Obligations deposited with the Trustee pursuant to Sections 401 and 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), interest and Additional Amounts for whose payment such Money and Government Obligations have been deposited with or received by the Trustee; but such Money and Government Obligations need not be segregated from other funds except to the extent required by law.

SECTION 403.        SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY
                    SERIES.

                  If this Section is specified, as contemplated by Section 301, to be applicable to Securities and Coupons, if any, of any series, at the Company's option, either

                           (a) the Company will be deemed to have been
Discharged (as defined below) from its obligations with respect-to Securities and Coupons, if any, of such series or

                           (b) the Company will cease to be under any obligation
to comply with any term, provision or condition set forth in (i) Article Eight and Section 1006 or (ii) the terms, provisions or conditions of such series specified pursuant to Section 301 (PROVIDED, HOWEVER, that the Company may not cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of "Discharged"), if, in the case of (a) and (b), with respect to the Securities and Coupons, if any, of such series on the 91st day after the applicable conditions set forth below in (x) and either (y) or (z) have been satisfied:

                               (x) (1) the Company has paid or caused to be paid
                  all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under (y) or (z)); and

                                     (2) the Company has delivered to the
                  Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with;

                               (y) (1) the Company shall have deposited or
                  caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (i) an amount (in such currency or currency unit in which the Outstanding Securities and Coupons, if any, of such series are payable) or (ii) U.S. Government Obligations (as defined below) or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities (as defined below) denominated in such Foreign Currency, which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than the due date of any payment of principal
                  (including any premium), and interest, if any, under the Securities and Coupons, if any, of such series, Money in an amount or (iii) a combination of (i) and (ii) sufficient (in the opinion with respect to (ii) and (iii) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including any premium), and interest, if any, on, and any Additional Amounts with respect to the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal are due;

                                     (2) (i) no Event of Default or event
                  (including such deposit) which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit, (ii) no Event of Default as defined in clause (6) or (7) of Section 501, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit and
                  (iii) such deposit and the related intended consequence under
                  (a) or (b) will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company or any Subsidiary or any of their properties; and

                                     (3) the Company shall have delivered to the
                  Trustee

                               (A) an Opinion of Counsel to the effect that
                  Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 403 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised; and

                               (B) if the Securities of such series are then
                  listed on any exchange, an Opinion of Counsel that the Securities of such series shall not be delisted as a result of the exercise of this option;

                               (z) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities and Coupons, if any, of such series.

                  Any deposits with the Trustee referred to in clause (y)(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

                  "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which this
Section is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in clause (y)(1) above, payments of the principal of, premium and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (B) the Company's obligations with respect to such Securities and Coupons, if any, under Sections 305 and 306 (insofar as applicable to Securities of such series), 402, 1002 and 1003 (last paragraph only) and the Company's obligations to the Trustee under Sections 605 and 606 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal, premium or interest paid on such Obligations, and, subject to the Provisions of Section 605, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

                  "Foreign Government Securities" as used in Section 403 means, with respect to Securities and Coupons, if any, of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations of the government that issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government (the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of such government) which, in either case under clauses (i) or
(ii), are not callable or redeemable at the option of the issuer thereof and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such Foreign Government Obligation or a specified payment of interest on or principal of any such Foreign Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Foreign Government Obligations or the specific payment of interest on or principal of the Foreign Government Obligation evidenced by such depository receipt.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S.

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Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.        EVENTS OF DEFAULT.

                  "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund Payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company for money borrowed, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in principal amount in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days, or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502.        ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.


                  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33-1/3% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Com-pany (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue installments of any interest on and
                  Additional Amounts with respect to all Securities of that series and any Coupons appertaining thereto;

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates prescribed therefor in such Securities;

                           (C) to the extent that payment of such interest or
                  Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates prescribed therefor in such Securities; and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (and premium, if any,) and interest on, and any Additional Amounts with respect to Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.        COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE.

                  The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or Coupon, if any, when such interest or Additional Amounts become due and payable and such default continues for a period of 30 days; or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the maturity thereof;

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities or Coupons, if any, the whole amount of Money then due and payable on such Securities and any Coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest and Additional Amounts, at the rate or rates prescribed therefor in such Securities or Coupons, if any, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay the Money and is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities or Coupons, if any, and collect the Money adjudged or decreed to be paid in the manner provided by law out of the property of the Company or any other obligor upon such Securities or Coupons, if any, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series or Coupons, if any, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.        TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding; and

                  (ii) to collect and receive any Monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 605.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS.

                  All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, and for any other amounts due to the Trustee under Section 605, be for the ratable benefit of the Holders of the Securities or any Coupons in respect of which such judgment has been recovered.

SECTION 506.        APPLICATION OF MONEY COLLECTED.

                  Any Money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date, or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal (or premium, if any) or interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 605; and

                  Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any), interest and Additional Amounts on the Securities and any Coupons in respect of which or for the benefit of which such Money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and any Coupons for principal (and premium, if any) and interest and Additional Amounts, respectively; and

                  Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.        LIMITATION ON SUITS.

                  No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other of such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND ANY PREMIUM, INTEREST AND ADDITIONAL AMOUNTS.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security or payment of such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 509.        RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and each such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

SECTION 510.        RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.        DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

SECTION 512.        CONTROL BY HOLDERS.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series and any Coupons appertaining thereto, PROVIDED that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

SECTION 513.        WAIVER OF PAST DEFAULTS.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any Coupons waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series or any Coupons appertaining thereto, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.        WAIVER OF STAY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 515.        JUDGMENT CURRENCY.

                  The following provisions of this Section 515 shall apply to the extent permissible under applicable law: Judgments in respect of any obligations of the Company under any Securities or Coupons, if any, of any series shall be rendered in the currency or currency unit in which such Securities or Coupons are payable. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this Section 515 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon.

                  For purposes of this Section 515, "Conversion Rate" shall mean the spot rate as determined by the Company at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon, at the option of the Company from major banks located in New York, London or any other principal market for such purchased currency or currency unit.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.        CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors. may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and 1iabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 602.        NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or the sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this

Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 603.        MAY HOLD SECURITIES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 604.        MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed with the Company.

SECTION 605.        COMPENSATION AND REIMBURSEMENT.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                  (3) to indemnify the Trustee and its agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

                  The obligations of the Company under this Section 605 to compensate and indemnify the Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

SECTION 606.        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 607.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 607 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                               (1) the Trustee shall fail to comply with Section
                  310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                               (2) the Trustee shall cease to be eligible under
                  Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

                               (3) the Trustee shall become incapable of acting
                  or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

                  (e) if the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 607. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 607, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 607, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 105. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 607.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                           (a) In case of the appointment hereunder of a
successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or the successor Trustee, all property and Money held by such retiring Trustee shall, upon payment of its charges execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts Of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 605.

                           (b) In case of the appointment hereunder of a
successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request Of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                           (c) Upon request of any such successor Trustee, the
Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                           (d) No successor Trustee shall accept its appointment
unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

SECTION 608.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this

Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be a Trustee hereunder that is a Corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  APPOINTMENT OF AUTHENTICATING AGENT.

                  The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                  Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


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

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible, under the provisions of this Section.

                  The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 605.

                  The provisions of Sections 308, 602 and 603 shall be applicable to each Authenticating Agent.

                  If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                     Citibank, N.A.
                                     As Trustee

                                     By
                                       -----------------------------------------
                                       As Authenticating Agent

                                     By
                                       -----------------------------------------
                                       Authorized Signatory

                  If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

SECTION 611.  NOTICE OF DEFAULTS.

                  The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all Holders of Securities of that series entitled to receive reports pursuant to Section 703, notice of all defaults with respect to that series known to the Trustee, unless such defaults have been cured before the giving of such notice; PROVIDED, HOWEVER, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series or in the making of any sinking fund payment with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series. For the purpose of this Section the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

                  (a) semi-annually with respect to Securities of each series on April 1 and October 1 of each year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of not more than 15 days prior to the applicable date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                  Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703.  REPORTS BY TRUSTEE.

                  (a) Within 60 days after September 15 of each year commencing with the first September 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such September 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding September 15 and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  REPORTS BY COMPANY.

                  The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture; and

                  (4) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by the rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                         CONSOLIDATION, MERGER OR SALE

SECTION 801.  CONSOLIDATION, MERGER OR SALE.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company); PROVIDED, HOWEVER, that:

                  (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the successor Person to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction, no event which, after notice or lapse of time, would. become an Event of Default, shall have occurred and be continuing; and

                  (c) each of the Company and the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the Coupons.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                  (3) to add any additional Events of Default with respect to all or any series of Securities;

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons or to provide for uncertificated (commonly known as "book entry") Securities on terms satisfactory in substance to the Trustee;

                  (5) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Registered Securities to be exchanged for Bearer Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, PROVIDED any such action shall not aversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect;

                  (6) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (7) to secure the Securities;

                  (8) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301;

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 607(b);

                  (10) if allowed without penalty under applicable laws and regulations, to permit payment in the United States of America (including any of the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or Coupons, if any;

                  (11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect;

                  (12) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                  (13) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four; PROVIDED that any such action shall not aversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  With the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities, or (ii) in case less than all of the several series of Securities are affected by such addition, change, elimination or modification, the Holders of not less than a majority in principal amount of each series so affected by such supplemental indenture voting as a single class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504 or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or change the Place of Payment, or change the coin or currency in which the principal of, any premium or the interest on, or any Additional Amounts with respect to, any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

                  (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or

                  (4) modify any of the provisions of this Section 902, Section 513, or Section 1007, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 607(b) and 901(9).

                  For the purposes of this Section 902, if the Securities of any series are issuable upon the exercise of warrants, any holder of an unexercised and unexpired warrant with respect to such series shall not be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrants.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.        EXECUTION OF SUPPLEMENTAL INDENTURES.

                  As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.        EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.        CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.        REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

                  Securities, including any Coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any Coupons of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any Coupons of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.       PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST AND ADDITIONAL
                    AMOUNTS.

                  The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

                  The interest on Securities with Coupons appertaining thereto shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto only upon presentation and surrender of such Coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest.

SECTION 1002.       MAINTENANCE OF OFFICE OR AGENCY.

                  If Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities and Coupons, if any of that series may be presented or surrendered for payment, where securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this


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


Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain an office or agency, (A) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange and (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities) as provided in or pursuant to this Indenture, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Except as otherwise provided in or pursuant to this Indenture, no payment of principal or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any interest on or any Additional Amounts with respect to any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, or such place as the Company may designate if (but only if) payment in Dollars of the full amount of such principal., interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities (including any Coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any Coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change

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in the location of any such other office or agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment for each series the Borough of Manhattan, The City of New York, and initially appoints the office or agency of the Corporate Trust Office of the Trustee for such purpose. Pursuant to Section 301(6) of this Indenture, the Company may subsequently appoint a place or places in the Borough Of Manhattan, The City of New York where such Securities may be payable.

SECTION 1003.       MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum of Money sufficient to pay the principal (and premium, if any), interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to (but in the case of payments to be made at a Place of Payment outside of the United States, its territories, possessions and areas subject to its jurisdiction, at least one New York business day before) each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

                  The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series; in the making of any payment of principal (and premium, if any) or interest on or any Additional Amounts with respect to the Securities of such series; and


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                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

                  Any Money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for 2 years after such principal (and premium, if any) or interest or Additional Amounts shall have become due and Payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such Money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series notice that such money remains unclaimed and that, after a date 'specified therein, which shall not be less than 30 days from the date of such Publication or mailing nor shall it be later than 2 years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such Money then remaining will be repaid to the Company.

SECTION 1004.       ADDITIONAL AMOUNTS.

                  If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of, any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.


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                  Except as otherwise provided in or pursuant to this Indenture, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities.
The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

SECTION 1005.       CORPORATE EXISTENCE.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.       LIMITATION ON LIENS.

                  Except as hereinafter in this Section 1006 expressly permitted and as permitted by Section 801, so long as any of the Securities remain Outstanding, the Company will not at any time directly or indirectly create, assume or suffer to exist, and will not cause, suffer or permit any Subsidiary to create, assume or suffer to exist, otherwise than in favor of the Company or a Subsidiary, any mortgage, pledge, lien, encumbrance of or upon or security interest (collectively, "Liens") upon any of its properties or assets, real, personal or mixed, ,whether owned at the date of this Indenture or thereafter acquired, or of or upon, any income or profits therefrom, without making effective provision, and the Company covenants that in any such case it will make or cause to be made effective provision, whereby the Securities then or thereafter Outstanding shall be secured by such Liens equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations or indebtedness shall be so secured.


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



                  Nothing in this Section 1006 shall be construed to prevent the Company or any Subsidiary from creating, assuming or suffering to exist Liens of the following character, to all of which the provisions of the first paragraph of this Section 1006 shall not be applicable:

                  (a) Liens existing as of the date of this Indenture;

                  (b) Any purchase money mortgage or Lien created to secure all or part of the purchase price of any property (or to secure a loan made to the Company or any Subsidiary to enable it to acquire the property described in such mortgage or in any applicable security agreement); PROVIDED that such Lien shall extend only to the property so acquired, improvements thereon, replacements thereof and the income or profits therefrom;

                  (c) Liens on any property at the time of the acquisition thereof, whether or not assumed by the Company or a Subsidiary; PROVIDED that such Lien shall extend only to the property so acquired, improvements thereon, replacements thereof and the income or profits therefrom;

                  (d) Liens on any property or any contract for the sale of any product or service, or any rights thereunder or any proceeds therefrom, acquired or constructed by the Company or a Subsidiary, and created not later than twelve months after (i) such acquisition or completion of such construction, or (ii) commencement of operation of such property, whichever is later; PROVIDED that such Lien shall extend only to the property so acquired or constructed, improvements thereon, replacements thereof and the income or profits therefrom;


                  (e) Liens on the properties or assets, real, personal or mixed, of a Subsidiary, or of or upon or in any income or profits therefrom, which is outstanding at the time such Subsidiary becomes a Subsidiary;

                  (f) Liens created or assumed by the Company or a Subsidiary on coal, geothermal, oil, natural gas, inert gas, other hydrocarbon or mineral properties owned or leased by the Company or a Subsidiary to secure loans to the Company or a Subsidiary for the purpose of developing such properties;

                  (g) Liens on any investment of the Company or a Subsidiary in any Person other than a Subsidiary or any security representing any investment of the Company or a Subsidiary; for the purposes of this Clause (g), "investment" means any equity investment in any Person, any obligation of any Person for money borrowed or for the deferred purchase price of property which is owed to the Company or a Subsidiary, as the case may be, and any amount advanced to any person by the Company or any Subsidiary, excluding, however, current accounts payable other than for cash advances;

                  (h) Any Lien not otherwise permitted by this Section 1006 if, after giving effect to the creation or assumption of the proposed mortgage, pledge, lien, encumbrance or security interest the sum of (i) all indebtedness of the Company and its Subsidiaries secured by Liens not


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otherwise permitted by this Section 1006, and (ii) to the extent not included in (i) above, all Attributable Debt of the Company and its Subsidiaries does not exceed 10% of Consolidated Capitalization;

                  (i) Any refunding or extension of maturity, in whole or in part, of any obligation or indebtedness secured by any Lien created, existing or assumed in accordance with the provisions of Clauses (a) through (h) above, inclusive, PROVIDED that the principal amount of the obligation or indebtedness secured by such refunding or extended Liens shall not exceed the principal amount of the obligation or indebtedness to be refunded or extended outstanding at the time of such refunding or extension, together with related financing costs, and that such refunding or extended Liens shall be limited in lien to the same property that secured the obligation or indebtedness refunded or extended, and property substituted therefor and property acquired after the date thereof and subject to the lien thereof, In accordance with the provisions of such refunding or extension;

                  (j) Liens on any office equipment or data processing equipment (including, without limitation, computer and computer peripheral equipment) or any motor vehicles, tractors or trailers;

                  (k) Liens of or upon or in current assets of the Company or a Subsidiary, determined in accordance with GAAP, created or assumed to secure indebtedness incurred in the ordinary course of business;

                  (l) Mechanics' or materialmen's liens; any lien or charge arising by reason of pledges or deposits to secure payment of or to permit participation in workmen's compensation, unemployment insurance, old age pensions or other Social Security or other insurance or to permit self-insurance; good faith deposits in connection with tenders or leases of real estate, bids or contracts or in connection with the financing of the acquisition or construction of property to be used in the business of the Company or a Subsidiary; deposits to secure public or statutory obligations; deposits to secure or in lieu of surety, stay or appeal bonds; deposits as security for the payment of taxes or assessments or other similar charges; judgment liens against the Company or any Subsidiary thereof in an aggregate amount not in excess $5,000,000, or any such judgment lien so long as the finality of such judgment is being contested and execution thereon is stayed and which has been appealed and secured, if necessary, by the filing of an appeal bond; and liens for taxes or assessments for the current year or which are not due or which remain payable without penalty or which are being contested in good faith and against which an adequate reserve has been established;

                  (m) Any lien arising by reason of deposits with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Company or a Subsidiary, or as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to permit the maintenance of self-insurance or participa-

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tion in any fund for liability on any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security or to share in the privileges or benefits required for companies participating in such arrangements;

                  (n) Liens which are payable, both with respect to principal and interest, solely out of the proceeds of natural gas, oil, coal, geothermal resources, inert gas, hydrocarbons or minerals to be produced from the property subject thereto and to be sold or delivered by the Company or a Subsidiary;

                  (o) Liens to secure indebtedness incurred to finance advances made by the Company or any Subsidiary to any third party for the purpose of financing oil, natural gas, hydrocarbon, inert gas or other mineral exploration or development, PROVIDED that such liens shall extend only to the receivables of the Company or such Subsidiary in respect of such advances;

                  (p) Any rights reserved in others to take or reserve any part of the natural gas, oil, coal, geothermal resources, inert gas, other hydrocarbons or mineral produced at any time on any property of the Company or a Subsidiary;

                  (q) Any rights reserved to or vested in, or any obligations or duties to, any person, firm, corporation or governmental authority by the terms of any franchise, grant, lease, license, easement or permit or by any provision of law with respect to any property of the Company or a Subsidiary.

                  (r) Leases (whether pursuant to Sale and Leaseback Transactions or otherwise) now or hereafter existing and any renewals or extensions thereof;

                  (s) Liens upon the underlying interests in property covered by any lease, contract, easement or right-of-way existing at the time of the acquisition thereof; easements or similar encumbrances, the existence of which does not materially impair the use of the property subject thereto for the purposes for which it was acquired; liens upon rights-of-way for pipeline or distribution plant purposes and undetermined liens and charges incidental to construction or maintenance; or defects and irregularities in the titles to any property (including right-of-way) which are not material to the business of the Company and its Subsidiaries considered as a whole;

                  (t) The lien reserved in leases for rent and for compliance with the terms of the lease in the case of leasehold estates;

                  (u) Zoning laws and ordinances; and

                  (v) Liens which secure indebtedness of a Subsidiary to the Company or another Subsidiary.


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                  If at anytime the Company or any Subsidiary shall create or assume any Lien to which the covenant in the first paragraph of this Section 1006 is applicable, the Company will promptly deliver to the Trustee an Officers' Certificate, stating that such covenant has been complied with, and an Opinion of Counsel, stating that in his opinion such covenant has been complied with and that any instruments executed by the Company or any Subsidiary in the performance of such covenant complied with the requirements thereof.

                  In the event that the Company or any Subsidiary shall hereafter secure the Securities equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 1006, the Trustee is hereby authorized to enter into an indenture supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the Holders of the Securities so secured, equally and ratably with such other obligation or indebtedness.

                  The Trustee may accept an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such supplemental indenture or steps taken to secure the Securities equally and ratably comply with the provisions of this Section 1006.

SECTION 1007.       WAIVER OF COVENANT.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Article Eight and Sections 1005 and 1006, if before the time for such compliance the Holders of (i) a majority in principal amount of the outstanding Securities or (ii) in case less than all of the several series of Securities then Outstanding are affected by the omission, at least a majority in principal amount of the Outstanding Securities of each series so affected voting as a single class shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, a until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1008.       STATEMENTS AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company stating that

                  (2) a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision, and

                  (3) to the best of his or her knowledge, based on such review,
(a) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and it continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                  (b) The Company shall deliver to the trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.       APPLICABILITY OF ARTICLE.

                  Securities (including Coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified or contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.       ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Securities (including Coupons, if any) shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or less than all of the Securities (including Coupons, if any) of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (including Coupons, if any) prior to the expiration of any restriction on such redemption provided in the terms of such Securities and Coupons, if any, or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.       SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities (including Coupons, if any) of any series with the same terms are to be redeemed, the particular Securities (including Coupons, if any) to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities (including Coupons, if any) of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities (including Coupons, if any) of that series or any integral multiple thereof) of the principal amount of Securities (including Coupons, if any) of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

                  The Trustee shall promptly notify the company in writing of the Securities (including Coupons, if any) selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.       NOTICE OF REDEMPTION.

                  Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, as provided in Section 105.

                  Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, the CUSIP number of such Securities, if any, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or, in case of partial redemptions, on the portions thereof to be redeemed, will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be Issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

                  Notice of redemption of Securities and Coupons, if any, to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


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SECTION 1105.       DEPOSIT OF REDEMPTION PRICE.

                  On or before (but in the case of payments to be made at a Place of Payment outside of the United States, its territories, possessions and areas subject to its jurisdiction, at least one New York business day before) any Redemption Date, the Company shall deposit in immediately available funds with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of Money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on and Additional Amounts with respect to all the Securities or portions thereof which are to be redeemed on that date.

SECTION 1106.       SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest 'and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security (including Coupons, if any) for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest and Additional Amounts to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an office or Agency located outside the United States except as otherwise provided in Section 1002), and PROVIDED, FURTHER, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States except as otherwise provided pursuant to Sections 901(10) and 1002.


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                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.       SECURITIES REDEEMED IN PART.

                  Any Registered Security (including Coupons, if any) which is to be redeemed only in-part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities (with appropriate Coupons, if any, attached) of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security (including Coupons, if any) so surrendered. If a Security in global from is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the U.S. Depository or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.       APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SEcTION 1202.       SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

                  The Company (1) may deliver outstanding Securities of a series (other than any previously called for redemption or any of such Securities in respect of which cash shall have


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been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) may apply ai- a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.       REDEMPTION OF SECURITIES FOR SINKING FUND.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 nor more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having "been duly given,.the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1301.       APPLICABILITY OF ARTICLE.

                  Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of -Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than


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the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                ARTICLE FOURTEEN

                        SECURITIES IN FOREIGN CURRENCIES

SECTION 1401.       APPLICABILITY OF ARTICLE.

                  Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount at the noon buying rate in the City of New York for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York. and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee.

                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1501.       PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                  A meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1502.       CALL, NOTICE AND PLACE OF MEETINGS.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York or, if Securities of such series are to be issued as Bearer Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the glace of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.


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

                  (b) In, case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 1503.       PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1504.       QUORUM; ACTION.

                  The Persons entitled to vote a majority in principal amount of the outstanding Securities of a series shall constitute a quorum for a meeting of Holders, of Securities of such series; PROVIDED, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.


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                  Except as limited by the proviso to Section 902, any
resolution represented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, FURTHER, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount Of the Outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not present or represented at the meeting.

SECTION 1505.       DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
                    MEETINGS.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved, in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be


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

elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (2) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting and the meeting may be held as so adjourned without further notice.

SECTION 1506.       COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signature of the Holders of Securities of such series or of their representative by proxy and the principal amounts and serial number of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge, of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          MOUNTAIN FUEL SUPPLY COMPANY


                                          By          /s/ D.N. Rose
                                            ------------------------------------
                                              Name:    D. N. Rose
                  [SEAL]                      Title:   President and Chief
                                                       Executive Officer



Attest:



      /s/ Connie C. Holbrook
---------------------------------
Name:   Connie C. Holbrook
Title:  Secretary



                                          CITIBANK, N.A., Trustee


                  [SEAL]                  By  /s/ T.D. Finnegan
                                            ------------------------------------
                                              Name: T.D. Finnegan
                                              Title: V.P.



Attest:



          /s/ Carol Ng
--------------------------------------
Name:  Carol Ng
Title: Senior Trust Officer

STATE OF UTAH            )
                         :        SS.:
COUNTY OF SALT LAKE      )

                  On this 6th day of May, 1992, before me personally appeared
D. N. Rose, who acknowledged himself to be the President and Chief Executive Officer of MOUNTAIN FUEL SUPPLY COMPANY, a Utah corporation, and that he, as such President and Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such President and Chief Executive officer.

                  IN WITNESS WHEREOF, I hereunto set may hand and official seal.




                                                   /s/ Cynthia A. Anderson
                                              ----------------------------------
                                                         Notary Public

[NOTARY SEAL]



STATE OF NEW YORK        )
                         :        SS.:
COUNTY OF NEW YORK       )

                  On this 6th day of May, 1992, before be personally came T.D. Finnegan, to me known, who, being by me duly sworn, did depose and say that he is a V.P. of CITIBANK, N.A., the national banking association described in and which executed the foregoing instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.




                                                    /s/ Nancy H. Forte
                                              ----------------------------------
                                                        Notary Public


[NOTARY SEAL]


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